UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/04/2012

NUTRI SYSTEM INC DE
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28551

DE	23-3012204
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Fort Washington Executive Center
600 Office Center Drive
Fort Washington, PA 19034
(Address of principal executive offices, including zip code)

215 706 5300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Chief Executive Officer and Chairman

On April 4, 2012, the Company entered into a letter agreement (the "Agreement") with Joseph M. Redling, the Company's President, Chief Executive Officer and Chairman of the Board of Directors (the "Board"). The Agreement contemplates that Mr. Redling's employment with the Company will cease on September 30, 2012, which is the expiration date of the current term of his employment agreement, or on such earlier date requested by the Company. In addition, the Agreement provides that Mr. Redling has resigned as the Chairman of the Board, effective immediately. Mr. Redling will continue to serve as a member of the Board, and is expected to stand for re-election at the 2012 annual meeting of stockholders, but has agreed to step down from the Board at the end of his employment with the Company. The Company and Mr. Redling have agreed that the cessation of Mr. Redling's employment in accordance with the Agreement will be treated as a termination "without cause" for purposes of his employment agreement and any other applicable arrangement with the Company. The Agreement also provides that if the Company requests Mr. Redling's resignation before September 30, 2012, it will deem his employment to have continued through September 30, 2012 for purposes of calculating his severance benefits under his employment agreement. Finally, the Agreement provides that the Company and Mr. Redling will enter into customary mutual releases in connection with the cessation of his employment.

The description of the Agreement herein does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company issued a press release announcing Mr. Redling's resignation, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.        Description

10.1               Letter Agreement between Nutrisystem, Inc. and Joseph M. Redling, dated April 4,
                2012
99.1                Press Release, dated April 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRI SYSTEM INC DE

Date: April 05, 2012	By:	/s/ David D. Clark
David D. Clark
Chief Financial Officer

NUTRI SYSTEM INC DE

Date: April 05, 2012	By:	/s/ David D. Clark
David D. Clark
Chief Financial Officer

NUTRI SYSTEM INC DE

Date: April 05, 2012	By:	/s/ David D. Clark
David D. Clark
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Letter Agreement between Nutrisystem, Inc. and Joseph M. Redling, dated April 4, 2012
EX-99.1	Press Release, dated April 5, 2012